                                                                      Exhibit 24

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of Brookstone, Inc., a Delaware corporation (the "Company"), hereby constitute and appoint Michael F. Anthony and Philip Roizin and each of them severally his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute in his name, place and stead, in his capacity as an officer or director or both, as the case may be, of the Company, in the name and on behalf of and for the benefit of the undersigned, any and all instruments which the said attorneys or attorney may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission ("SEC") in respect thereof in connection with the registration under said Act of shares of its Common Stock, $.001 par value, to be offered by the Company under its 2000 Employee Stock Purchase Plan pursuant to its Registration Statement of Form S-8, and specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacity or capacities indicated below, to the Registration Statement on Form S-8 filed or to be filed with the SEC in respect to said shares, to any and all amendments including the any post-effective amendments to the Registration Statements, and to any and all instruments or documents necessary or incidental to or filed in connection with the said Registration Statement or the said amendments thereto, and to file the same with the SEC, granting unto said attorneys-in-fact and agents full power and authority to do and perform each of said acts and every other act requisite, necessary, expedient or appropriate to be done in and about or concerning the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof in, about or concerning the premises or any part thereof, and the execution of any documents by said attorneys or any of them pursuant hereto shall be conclusive evidence that the instruments so executed are authorized to be executed pursuant to this Power of Attorney.

                  SIGNATURE                                          Title
                  ---------                                          -----

/s/ Michael F. Anthony                          Chairman of the Board of Directors,
-------------------------------------------     President and Chief Executive Officer,
Michael F. Anthony                              Director (Principal Executive Officer)


/s/ Philip Roizin                               Executive Vice President, Treasurer
-------------------------------------------     and Secretary
Philip Roizin                                   (Principal Financial and Accounting Officer)


/s/ Mone Anathan, III                           Director
-------------------------------------------
Mone Anathan, III


/s/ Michael L. Glazer                           Director
-------------------------------------------
Michael L. Glazer


/s/ Kenneth Nisch                               Director
-------------------------------------------
Kenneth Nisch


/s/ Robert F. White                             Director
-------------------------------------------
Robert F. White